Exhibit 10.4
FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT
     This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “First Amendment”) is entered into as of this 26th day of March, 2007, by and between CAVCO INDUSTRIES, INC. a Delaware corporation (the “Company”), and Joseph H. Stegmayer (“Executive”).
RECITALS
     WHEREAS, the Company and Executive entered into an Employment Agreement, dated as of June 30, 2003 (the “Employment Agreement”); and
     WHEREAS, the Company and Executive desire to amend the Employment Agreement;
     NOW, THEREFORE, in consideration of the premises, and for other valuable consideration, the sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:
AGREEMENT
     SECTION 1. Amendment to Employment Agreement.
     Section 3 of the Employment Agreement is hereby amended in its entirety to read as follows:
     SECTION 3. Term. Subject to the terms and conditions set forth herein, the
Executive shall be employed for a term ending on September 30, 2008 (the “Initial Term”), unless earlier terminated as provided in this Agreement. Thereafter, the term of this Agreement shall automatically be extended for successive one (1) year periods (“Renewal Terms”) unless either the Board or the Executive gives written notice to the other at least ninety (90) days prior to the end of the Initial Term or any Renewal Term, as the case may be, of its or his intention not to renew the term of this Agreement. The Initial Term and any Renewal Terms of this Agreement shall be collectively referred to as the “Term.”
          SECTION 2. Effectiveness.
          This First Amendment will become effective as of March 26, 2007.
          SECTION 3. Miscellaneous.
          A. Full Force and Effect.
          Except as expressly provided in this First Amendment, the Employment Agreement will remain unchanged and in full force and effect.
          B. Counterparts.
          This First Amendment may be executed in any number of counterparts, all of which taken together will constitute one and the same instrument, and any of the parties hereto may execute this First Amendment by signing any such counterpart.
          C. Arizona Law.
          It is the intention of the parties that the laws of Arizona will govern the validity of this First Amendment, the construction of its terms, and the interpretation of the rights and duties of the parties.
          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

Company: CAVCO INDUSTRIES, INC.
By:	/s/ Daniel L. Urness
Daniel L. Urness, Vice-President

Executive:
/s/ Joseph H. Stegmayer
Joseph H. Stegmayer